                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   Form 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported)           July 31, 1997
                                                  -----------------------------


  Garden State Newspapers, Inc.
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(Exact name of registrant as specified in its charter)



  Delaware                                                           22-2675173
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(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)         Identification No.)



 1560 Broadway, Suite 1450, Denver, CO                                    80202
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 (Address of principal executive offices)                            (Zip Code)



 Registrant's telephone number, including area code        (303) 837-0886
                                                   ----------------------------



                                      N/A
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        (Former name or former address, if changed since last report.)


                                Amendment No. 1

     The Company's current report on Form 8-K, dated July 31, 1997, is hereby amended and supplemented as follows.

     Item 7.  Financial Statements, Pro Forma Financial Information and
     Exhibits.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

The following Financial Statements and Pro Forma Financial Information are hereby filed as a part of this report.


(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

    (1)  Not required.


(b) PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

    (1)  Unaudited pro forma balance sheet as of June 30, 1997.

    (2) Unaudited pro forma condensed consolidated statement of operations for the year ended June 30, 1997.

                        GARDEN STATE NEWSPAPERS, INC.
                  UNAUDITED PRO FORMA FINANCIAL INFORMATION


The accompanying unaudited pro forma balance sheet as of June 30, 1997, gives effect to the acquisition of THE SUN, a daily newspaper located in Lowell, Massachusetts, as if the sale had occurred as of June 30, 1997.

The accompanying unaudited pro forma consolidated statements of operations for the year ended June 30, 1997, give effect to the acquisition of substantially all the assets used in publishing the PASADENA STAR-NEWS, WHITTIER DAILY NEWS, SAN GABRIEL VALLEY TRIBUNE, TIMES-STANDARD, THE EVENING SUN and various related publications, purchased on October 31, 1996; the February 28, 1997, acquisition of the SENTINEL & ENTERPRISE, THE DAILY NEWS and THE DAILY NONPAREIL, and various related publications; the sale of the POTOMAC NEWS on February 13, 1997; and the July 31, 1997, acquisition of THE SUN, collectively referred to as the "Acquisitions/Disposition," as if the acquisitions and disposition had occurred on July 1, 1996.

These pro forma statements are not necessarily indicative of the future operations or of the consolidated results of operations had the Acquisitions/Disposition actually taken place on July 1, 1996. The pro forma financial information should be read in conjunction with the Company's historical financial statements and notes thereto appearing in the Company's Form 10-K for the period ended June 30, 1997.

The Company has previously filed Forms 8-K for the October 31, 1996 and February 28, 1997, acquisitions as well as the February 13, 1997, disposition described above.

                    GARDEN STATE NEWSPAPERS, INC. AND SUBSIDIARIES UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

                                  June 30, 1997
                             (Amounts in Thousands)

                           ASSETS                                                ACQUISITION
                                                                                     AND
                                                                     AS            PRO FORMA
                                                                  REPORTED        ADJUSTMENTS          PRO FORMA
                                                                  --------       -------------         ----------
 CURRENT ASSETS
   Cash and cash equivalents . . . . . . . . . . . . . . . . .    $  8,944         $  (3,774) (a)     $   5,170
   Accounts receivable, less allowance
    for doubtful accounts  . . . . . . . . . . . . . . . . . .      36,170             2,605             38,775
   Inventories of newsprint and supplies . . . . . . . . . . .       6,170               147              6,317
   Prepaid expenses and other assets . . . . . . . . . . . . .       3,295                65              3,360
                                                                  --------         ---------          ---------
       TOTAL CURRENT ASSETS  . . . . . . . . . . . . . . . . .      54,579              (957)            53,622
 PROPERTY, PLANT AND EQUIPMENT
   Land  . . . . . . . . . . . . . . . . . . . . . . . . . . .       8,307               150  (b)         8,457
   Buildings and improvements  . . . . . . . . . . . . . . . .      43,462             1,150  (b)        44,612
   Machinery and equipment . . . . . . . . . . . . . . . . . .     126,450             5,498  (b)       131,948
                                                                  --------         ---------          ---------
       Total Property, Plant and Equipment . . . . . . . . . .     178,219             6,798            185,017
   Less accumulated depreciation and amortization  . . . . . .      57,670               --   (c)        57,670
                                                                  --------         ---------          ---------
       Net Property, Plant and Equipment . . . . . . . . . . .     120,549             6,798            127,347
 OTHER ASSETS
   Investment in partnership   . . . . . . . . . . . . . . . .       6,365               --               6,365
   Subscriber accounts, net of accumulated
    amortization . . . . . . . . . . . . . . . . . . . . . . .      69,960            10,600  (b)        80,560
   Excess of cost over fair value of net assets acquired,
    net of accumulated amortization  . . . . . . . . . . . . .     154,294            29,631  (d)       183,925
   Covenants not to compete and other identifiable
    intangible assets, net of accumulated amortization . . . .       6,684            11,757  (e)        18,441
   Other . . . . . . . . . . . . . . . . . . . . . . . . . . .       2,000             3,800  (f)         5,800
                                                                  --------         ---------          ---------
       TOTAL OTHER ASSETS  . . . . . . . . . . . . . . . . . .     239,303            55,788            295,091
                                                                  --------         ---------          ---------
 TOTAL ASSETS  . . . . . . . . . . . . . . . . . . . . . . . .    $414,431         $  61,629          $ 476,060
                                                                  --------         ---------          ---------
                                                                  --------         ---------          ---------

           SEE NOTE 5 TO UNAUDITED PRO FORMA FINANCIAL INFORMATION.

                  GARDEN STATE NEWSPAPERS, INC. AND SUBSIDIARIES
                  UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

                                  June 30, 1997
                                 (In Thousands)

                   LIABILITIES AND SHAREHOLDERS' EQUITY                         ACQUISITION
                                                                                     AND
                                                                      AS          PRO FORMA
                                                                   REPORTED      ADJUSTMENTS    PRO FORMA
                                                                   --------     -------------   ----------
 CURRENT LIABILITIES
   Trade accounts payable  . . . . . . . . . . . . . . . . . .     $   6,286     $      --        $   6,286
   Accrued liabilities . . . . . . . . . . . . . . . . . . . .        23,714         1,625 (g)       25,339
   Unearned income . . . . . . . . . . . . . . . . . . . . . .        10,746           161           10,907
   Income taxes  . . . . . . . . . . . . . . . . . . . . . . .         1,308            --            1,308
   Current portion of long-term debt . . . . . . . . . . . . .         6,247           213 (i)        6,460
                                                                    --------     ---------        ---------
       TOTAL CURRENT LIABILITIES . . . . . . . . . . . . . . .        48,301         1,999           50,300
 LONG-TERM DEBT AND CAPITAL LEASE
  OBLIGATION . . . . . . . . . . . . . . . . . . . . . . . . .       344,575        47,118 (h)      391,693
 OTHER LIABILITIES . . . . . . . . . . . . . . . . . . . . . .         5,092        12,512 (i)       17,604
 DEFERRED INCOME TAXES . . . . . . . . . . . . . . . . . . . .        12,516            --           12,516
 SHAREHOLDERS' EQUITY
   Common stock  . . . . . . . . . . . . . . . . . . . . . . .             1            --                1
   Additional paid in capital  . . . . . . . . . . . . . . . .        78,570            --           78,570
   Deficit   . . . . . . . . . . . . . . . . . . . . . . . . .       (74,624)           --          (74,624)
                                                                    --------     ---------        ---------
     TOTAL SHAREHOLDERS' EQUITY  . . . . . . . . . . . . . . .         3,947            --            3,947
                                                                    --------     ---------        ---------
 TOTAL LIABILITIES AND
  SHAREHOLDERS' EQUITY . . . . . . . . . . . . . . . . . . . .     $ 414,431       $ 61,629       $ 476,060
                                                                    --------     ---------        ---------
                                                                    --------     ---------        ---------

            SEE NOTE 5 TO UNAUDITED PRO FORMA FINANCIAL INFORMATION.

                GARDEN STATE NEWSPAPERS, INC. AND SUBSIDIARIES
           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                            Year Ended June 30, 1997
                                  (In thousands

                                            (NOTE 1)             (NOTE 2)       (NOTE 3)
                                           OCTOBER 31,          FEBRUARY 13,   FEBRUARY 28,          (NOTE 4)
                                               1996                 1997           1997           JULY 31, 1997
                                           ACQUISITION          DISPOSITION    ACQUISITION         ACQUISITION
                                               AND                  AND            AND                 AND
                                   AS       PRO FORMA            PRO FORMA      PRO FORMA           PRO FORMA               TOTAL
                                REPORTED   ADJUSTMENTS          ADJUSTMENTS    ADJUSTMENTS         ADJUSTMENTS            PRO FORMA
                                --------   -----------          ------------   ------------       -------------           ---------
OPERATING REVENUES  . . . . . . $302,902     $23,225             $(7,524)(a)   $15,282            $  23,836  (a)           $357,721

COST AND EXPENSES
 Cost of sales  . . . . . . . .  106,476       7,539 (a)(c)(d)    (2,617)(a)     4,245  (a)           7,770  (b)(c)         123,413
 Selling, general &
  administrative  . . . . . . .  127,837       9,571 (b)(c)       (2,790)(a)     6,408  (b)(c)        9,063  (b)(d)(e)(f)   150,089
 Depreciation & amortization. .   24,689       2,151 (e)            (810)(a)     1,547  (d)           4,498  (g)             32,075
 Interest expense . . . . . . .   31,903       3,303 (f)              --           185  (e)           4,787  (h)             40,178
 Other (net)  . . . . . . . . .    7,995        --                    32 (a)        --                  --                    8,027
                                --------     -------             -------       -------            ---------                --------
TOTAL COST AND EXPENSES . . . .  298,900      22,564              (6,185)       12,385               26,118                 353,782

GAIN ON SALE OF
 NEWSPAPER PROPERTY . . . . . .   30,575        --                  --              --                  --                   30,575

INCOME (LOSS) BEFORE INCOME
 TAXES AND EXTRAORDINARY LOSS .   34,577         661              (1,339)        2,897               (2,282)                 34,514

INCOME TAX BENEFIT (EXPENSE)  .   (1,066)        (16)(g)             (32)  (b)    (191) (f)             817  (i)               (488)
                                --------     -------             -------       -------            ---------                --------

NET INCOME (LOSS) BEFORE
 EXTRAORDINARY LOSS . . . . . . $ 33,511     $   645             $(1,371)      $ 2,706            $  (1,465)               $ 34,026
                                --------     -------             -------       -------            ---------                --------
                                --------     -------             -------       -------            ---------                --------

            SEE NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION.

                       GARDEN STATE NEWSPAPERS, INC.
             NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION


NOTE 1:  UNAUDITED PRO FORMA ADJUSTMENTS FOR THE OCTOBER 31, 1996,
         ACQUISITION

         The following are pro forma adjustments to the historical financial statements of the newspapers acquired on October 31, 1996. Actual operations of these newspapers have been included from November 1, 1996.

    (a) Adjust cost of sales to reflect the newsprint savings of adjusting the web width of the presses to 50 inches and to reflect the Company's historical cost of newsprint.

    (b) Pension expense was eliminated as the pension plan was not acquired and no new defined benefit pension plan will be installed at any of the acquired newspapers.

    (c) Certain personnel who were employed by the newspapers prior to acquisition were not hired or replaced by Garden State subsequent to the acquisition. Accordingly, the cost of employing these individuals has been eliminated.

    (d) Effective with the acquisition, certain cost savings have been implemented with respect to the acquired newspapers including the cost of acquiring plates, comics, TV books and Sunday magazines. The cost savings have been reflected as a pro forma adjustment.

    (e) Depreciation and amortization expense of the acquired assets has been adjusted to reflect the fair market value of the acquired assets and the useful lives assigned to these assets.

    (f) Interest expense has been adjusted to reflect the borrowings and rates of debt utilized in the acquisition of the assets.

    (g) Income taxes reflect the estimated state taxes that would be due if Garden State had owned the acquired newspapers during the pro forma periods presented. Historical income taxes have been eliminated.

                       GARDEN STATE NEWSPAPERS, INC.
       NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION--CONTINUED


NOTE 2:  UNAUDITED PRO FORMA ADJUSTMENTS FOR THE FEBRUARY 13, 1997,
         DISPOSITION

         The following pro forma adjustments have been made to reflect the February 13, 1997, sale of the POTOMAC NEWS.

    (a) Eliminate revenues and expenses directly associated with the operations of the POTOMAC NEWS.

    (b) Income taxes have been adjusted to eliminate the deferred tax benefit associated with the POTOMAC NEWS assets and liabilities.


NOTE 3:  UNAUDITED PRO FORMA ADJUSTMENTS FOR THE FEBRUARY 28, 1997,
         ACQUISITION

         The following are pro forma adjustments to the historical financial statements of the newspapers acquired on February 28, 1997. Actual operations of these newspapers have been included from March 1, 1997.

    (a) Adjust cost of sales to reflect the newsprint saving of adjusting the web width of the presses to 50 inches and to reflect the Company's historical cost of newsprint.

    (b) Pension expense was eliminated as the pension plan was not acquired and no new defined benefit pension plan will be installed at any of the acquired newspapers.

    (c) Certain adjustments have been made to compensation to reflect the Company's cost after acquisition.

    (d) Depreciation and amortization expense of the acquired assets has been adjusted to reflect the fair market value of the acquired assets and the useful lives assigned to these assets.

    (e) Interest expense has been adjusted to reflect the borrowings and rates of debt utilized in the acquisition of the assets.

    (f) Income taxes reflect the estimated state taxes that would be due if Garden State had owned these acquired newspapers during the pro forma periods presented. Historical income taxes have been eliminated.

                       GARDEN STATE NEWSPAPERS, INC.
                      NOTES TO STATEMENT OF OPERATIONS

NOTE 4:  UNAUDITED PRO FORMA ADJUSTMENTS FOR THE JULY 31, 1997,
         ACQUISITION

         The following are pro forma adjustments to the historical financial statements of THE SUN, acquired July 31, 1997, for the twelve months ended June 30, 1997.

    (a) Historical advertising revenues have been increased to give effect to the elimination of prompt payment discounts provided by the prior owners.

    (b) Certain personnel who were employed by the newspaper prior to the acquisition were not hired or replaced. In addition, certain employees' wages were reduced and bonuses eliminated. Accordingly, the cost of employing these individuals was eliminated or reduced.

    (c) Cost of sales was adjusted to reflect the newsprint savings of adjusting the web width of the press to 50 inches from 54 inches and to reflect the Company's cost of newsprint. The web width reduction was completed in September, 1997.

    (d) Certain expenses of the prior owners, such as vehicles, insurance, professional fees, donations, club dues and entertainment expenses, have been eliminated as these expenses will not be incurred by the Company.

    (e) Effective with the acquisition, the newspaper began requiring the employees to pay a portion of their health care costs. Prior to the acquisition all health care costs were paid by the newspaper. Accordingly, an adjustment has been made to reduce employee benefit costs to reflect the contributions to be made by employees.

    (f) Bad debt expense was reduced to reflect historical write-offs in lieu of accruals in excess of bad debt reserve requirements.

    (g) Depreciation and amortization expense of the acquired assets has been adjusted to reflect the fair market value of the assets acquired and the useful lives assigned to these assets.

    (h) Interest expense has been adjusted to reflect the borrowings utilized in the acquisition of the assets.

    (i) Income taxes have been adjusted to reflect the income tax benefit of $0.8 million that would have been reported had the newspaper been owned during the pro forma period.

                       GARDEN STATE NEWSPAPERS, INC.
             NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

NOTE 5:  UNAUDITED PRO FORMA BALANCE SHEET

         The following are pro forma adjustments to the historical balance sheet to reflect the newspaper acquired on July 31, 1997.


    (a) Reduce cash on hand by the amount used to fund the acquisition of THE SUN.

    (b) Record property, plant and equipment and subscriber lists at their estimated fair market value at the date of acquisition.

    (c) Eliminate historical accumulated depreciation on the plant and equipment acquired.

    (d) Record the excess of cost over the fair market value of assets acquired.

    (e) Record fair market value of covenants not to compete with prior owners.

    (f) Record pension assets acquired in conjunction with the Acquisition.

    (g) Adjust accrued liabilities to accrue the estimated organization, closing and other costs associated with completing the Acquisition.

    (h)  Record long-term debt incurred in the Acquisition.

    (i) Record payments due to prior owners for covenants not to compete and other long-term obligations, net of current portion.

                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GARDEN STATE NEWSPAPERS, INC.


Date:  October 13, 1997                By: /s/ Joseph J. Lodovic, IV
                                          --------------------------------
                                               Joseph J. Lodovic, IV
                                               Executive Vice President,
                                               Chief Financial Officer


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